Exhibit 10.3

General security deed

Unilife group

Each entity specified in Part 1 of Schedule 1 (each a Grantor)

ROS Acquisition Offshore LP as collateral agent (Secured Party)

Each entity specified in Part 2 of Schedule 1 (each an Original Principal)

General security deed | page 1

Exhibit 10.3

General security deed Unilife group

Details		5

Agreed terms		6

1.	Defined terms & interpretation	6
1.1.	Defined terms from Credit Agreement	6
1.2.	Other defined terms	6
1.3.	PPSA terms incorporated	10
1.4.	Interpretation	10
1.5.	More than one Grantor	10

2.	Secured Party’s limit on liability	11
2.1.	Capacity and acts	11
2.2.	Duties and responsibilities limited	11
2.3.	Benefit and survival	11

3.	Grant of security	11
3.1.	Security interest and charge	11
3.2.	Continuing security and obligations	12

4.	Dealings with Collateral	12

5.	Priority	12
5.1.	Priority of Lien in Collateral	12
5.2.	No agreement or consent to subordination, attachment or accessions	12

6.	General security provisions	13
6.1.	Security continuing and independent	13
6.2.	Collateral Securities	13

7.	Representations and warranties	13
7.1.	Representations and warranties	13
7.2.	Intellectual Property Warranties	15
7.3.	Repetition	16
7.4.	Reliance and survival	16

8.	Undertakings	17
8.1.	Status	17
8.2.	General undertakings	17
8.3.	Undertakings relating to Collateral	18
8.4.	Undertakings relating to Intellectual Property Collateral	20
8.5.	Undertakings relating to Relevant Securities	20

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Exhibit 10.3

8.6.	Voting powers and Proceeds	21
8.7.	Collection Account	22
8.8.	Collection and deposit of proceeds	23
8.9.	Further assurances	23

9.	Grantor liability and exclusion of rights	24
9.1.	Principal and independent obligation	24
9.2.	Grantors’ liabilities not affected	24
9.3.	Exclusion of subrogation and other rights	26
9.4.	Prove in Liquidation	26
9.5.	Variations and replacements	27

10.	Event of Default and consequences	27
10.1.	Events of Default	27
10.2.	Consequences of Event of Default	27
10.3.	Secured Party’s general powers	27
10.4.	Secured Party’s PPSA powers - sections 123 and 128	27
10.5.	Secured Party’s specific powers	28
10.6.	Discharge or acquire prior Lien	29
10.7.	Co-operation in exercise of power of sale	30
10.8.	Appoint Receivers	30
10.9.	Agency of Receiver	31
10.10.	Receiver’s powers	31
10.11.	Appointment of Attorney	31

11.	Costs, Taxes and general indemnity	32
11.1.	Transaction expenses	32
11.2.	Costs and expenses of Grantor	32

12.	Interest on overdue amounts	33
12.1.	Accrual and calculation	33
12.2.	Judgment or order	33
12.3.	Payment	33

13.	Payments	33

14.	Receipt of money and application	34
14.1.	Credit of received payment	34
14.2.	Applying or appropriating money received	34
14.3.	Suspense account	34
14.4.	Surplus proceeds	34
14.5.	Payments after notice of subsequent Liens	35
14.6.	Foreign currency amounts	35

15.	Statutory powers and notices	35
15.1.	Exclusion of PPSA provisions	35
15.2.	Exercise of rights by Secured Party	36
15.3.	No notice required unless mandatory	36
15.4.	Appointment of nominee for registration	36
15.5.	Other rights	37

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Exhibit 10.3

16.	Assignment	37
16.1.	By Grantor	37
16.2.	By Secured Party or Principal	37
16.3.	Change in collateral agent	37
16.4.	Assistance	37

17.	Notices, demands and communications	38

18.	Protection of third parties	38
18.1.	Receipt of Secured Party, Receiver or Attorney	38
18.2.	Third parties need not enquire	38

19.	Protection of Secured Party, Receiver and Attorney	38
19.1.	Notice, demand or lapse of time required by law	38
19.2.	Secured Party and Receiver not restricted	39
19.3.	Secured Party, Receiver and Attorney not mortgagee in possession or liable	39
19.4.	Reinstating avoided transaction	39
19.5.	Authorised Representatives and communications	39
19.6.	Secured Party’s or Principal’s opinion	40

20.	General provisions	40
20.1.	Consideration	40
20.2.	Prompt performance	40
20.3.	Performance of Grantor’s obligations by Secured Party	40
20.4.	Powers	40
20.5.	Consent and waivers	40
20.6.	Indemnities and reimbursement obligations	40
20.7.	Notices or demands as evidence	41
20.8.	Law and legislation	41
20.9.	Severability	41
20.10.	Variation	41
20.11.	Governing law - security agreement	41
20.12.	Governing law-Lien	41
20.13.	Jurisdiction	41
20.14.	Service of process	42
20.15.	Counterparts	42

Schedule 1 – Parties		43

Schedule 2 – Notice of Lien (account)		45

Schedule 3 – Serial Numbered Property		47

Schedule 4 – Relevant Marketable Securities		48

Signing pages		49

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Exhibit 10.3

Details

Date	March 12, 2014

Parties

Name	Each entity specified in Part 1 of Schedule 1
Short form name	Each a Grantor, together the Grantors
Notice details	As specified in Part 1 of Schedule 1

Name	ROS Acquisition Offshore LP, a Cayman Islands exempted limited partnership
Capacity	As “collateral agent” under the Loan Documents for and on behalf of the Principals
Short form name	Secured Party
Notice details	C/O Walkers Corporate Services Limited Walker House, 87 Mary Street George Town, Grand Cayman KY 1-9005 Cayman Islands Attention: Neil Gray

with duplicate notice to:	OrbiMed Advisors LLC 601 Lexington Avenue, 54th Floor New York, NY 10022 Email: WesseIT@OrbiMed.com; RizzoM@OrbiMed.com Attention: Tadd Wessel and Matthew Rizzo

Name	Each entity specified in Part 2 of Schedule 1
Short form name	Each an Original Principal, together the Original Principals
Notice details	As specified in Part 2 of Schedule 1

Background

A.	Each Grantor agrees to grant the Secured Party a security interest in the Collateral to secure payment mid performance of all of the Obligations.

B.	Each Grantor does this in return for the Secured Party and the other Principals entering into the Loan Documents, the transactions contemplated by those documents and other valuable consideration.

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Exhibit 10.3

Agreed terms

1.	Defined terms & interpretation

1.1.	Defined terms from Credit Agreement

Terms defined in (or incorporated by reference into) the Credit Agreement (as defined below) have the same meanings when used in this document unless otherwise defined in this document Parties to the Credit Agreement referred to by short form name in this document are more fully described in the Credit Agreement.

1.2.	Other defined terms

In this document:

A$ means the lawful currency of Australia.

Attorney means an attorney appointed by a Grantor under this document.

Australian Obligor means an Obligor incorporated under the laws of Australia.

Authorisation means any consent, authorisation, registration, filing, agreement, notarisation, certificate, permit, licence, approval, authority or exemption of, from or required by, a Governmental Authority or required by law. Where intervention or action of a Governmental Authority within a specified period would fully or partly prohibit or restrict something by law, Authorisation includes the expiry of that period without that intervention or action.

Authorised Representative means:

(a)	in respect of a Grantor, an Authorized Officer; and

(b)	in respect of the Secured Party and each Original Principal, a person whose title or acting title includes ‘associate’, ‘manager’, ‘managing member’, ‘director’, ‘executive’, ‘chief’, ‘head’, ‘counsel’ or ‘president’, or a person notified to the other parties as being its authorised representative for the purposes of the Loan Documents.

Collateral means:

(a)	in relation to a Grantor (other than Unilife Corporation), all the Grantor’s present and future property of any kind including any Intellectual Property Collateral. It includes anything in respect of which the Grantor has at any time a sufficient right, interest or power to grant a security interest; and

(b)	in relation Unilife Corporation, all of the Grantor’s present and future Relevant Marketable Securities, Rights and Proceeds and any certificate, registration, title or other evidence of ownership of, or rights to, any of those things.

Collection Account means each account established under clause 8.7.

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Exhibit 10.3

Credit Agreement means the credit agreement dated on or about the date of this document between Unilife Medical Solutions, Inc. (as borrower) and ROS Acquisition Offshore LP (as lender).

Default Rate means the rate of interest applicable to Loans under Section 3.5 of the Credit Agreement,

Event of Default means an event or circumstance specified in clause 10.1.

Floating Charge Collateral means any Collateral in relation to which the PPSA does not apply for whatever reason which is:

(a)	inventory (within the ordinary meaning of that term); or

(b)	obsolete, damaged, worn out or surplus property, which the Grantor is permitted to Dispose of in the ordinary course of its business in accordance with the Credit Agreement.

Guarantee means a guarantee, indemnity, letter of credit, legally binding letter of comfort or other obligation of any kind:

(a)	to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

(b)	to indemnify any person against the consequences of default in the payment of; or

(c)	to be responsible for,

an obligation or monetary liability of another person or the assumption of any responsibility or obligation in respect of the solvency or financial condition of another person.

Intellectual Property means all intellectual property rights, and related rights, including the following, whether registered or unregistered:

(a)	rights in or arising out of copyright, designs, patents (including standard and innovation patents), plant breeds, databases, circuit layouts, trade marks (including the goodwill of the business concerned in the goods or services in respect of which the trade marks are registered or used), brands, logos, domain names, know-how and confidential information;

(b)	any applications or right to apply for registration of any of the rights referred to in paragraph (a) above;

(c)	any and all forms of protection having equivalent or similar effect anywhere in the world;

(d)	any rights under license in relation to any rights referred to in paragraphs (a) to (c) above; and

(e)	all accrued and future rights to bring, make, oppose, defend and appeal proceedings, claims or actions and obtain relief (and to retain any damages recovered) in respect of any past or future infringement, or any other cause of action arising from ownership, of any of the rights referred to in paragraphs (a) to (d) above.

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Exhibit 10.3

Intellectual Property Collateral means, in relation to a Grantor, all the Grantor’s present and future right, title and interest in Intellectual Property of any kind including, without limitation, the Intellectual Property listed in Schedule 3.

IP Australia has the meaning given in clause 8.4(c).

Lease means any arrangement whereby an asset may be used, occupied, operated or managed by a person other than the owner. It includes a lease, licence, charter, hire purchase or hiring arrangement.

Loss means a loss, claim, action, damage, liability, cost, charge, expense, penalty, compensation, fine or outgoing suffered, paid or incurred.

Marketable Security means:

(a)	a ‘marketable security1 (as defined in the Corporations Act);

(b)	a negotiable instrument (within the ordinary meaning of that term);

(c)	a unit or other interest in a trust or partnership; and

(d)	a right or an option in respect of any of the above, whether issued or unissued.

Notice means a notice, demand, consent, approval or communication given in accordance with clause 17.

Obligor has the meaning given in the US Guarantee.

Permitted Restriction means:

(a)	each Permitted Lien;

(b)	a Restriction disclosed in writing to, and consented to in writing by, the Secured Party on or before the date of this document (unless the consent was conditional and any of the conditions are not complied with); and

(c)	a Restriction created after the date of this document which was consented to by the Secured Party in writing on or before its creation (unless the consent was conditional and any of the conditions are not complied with).

Permitted Liens means all Liens permitted by Section 8.3 of the Credit Agreement.

Power means any right, power, discretion or remedy of a Principal, a Receiver or an Attorney under any Loan Document or applicable law.

Principal means each party to which any of the Obligors may owe any Obligations (which, for the avoidance of doubt, includes each Original Principal), but also includes the Secured Party in any capacity,

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Exhibit 10.3

Proceeds means all money (in whatever currency) and amounts payable to a Grantor or to which a Grantor is entitled now or in the future (whether alone or with any other person) on any account or in any way whatsoever under, or as holder of, any Relevant Marketable Securities or Rights, including distributions, dividends, bonuses, profits, return of capital, interest and all proceeds of sale (within the ordinary meaning of those words), redemption or disposal.

Real Property means, in relation to a Grantor, all of the Grantor’s present and future estates and interests in freehold and leasehold land and in all buildings, structures and fixtures from time to time on that land.

Receiver means a receiver or receiver and manager appointed under this document.

Records means, in relation to a person, all information relating in any way to that person’s business or any transaction entered into by the person, whether recorded electronically, magnetically or otherwise.

Relevant Marketable Securities means any Marketable Securities (present or future) in which a Grantor has an interest, including the Marketable Securities described in Schedule 4.

Relevant Securities means all present and future Relevant Marketable Securities, Rights and Proceeds and any certificate, registration, title or other evidence of ownership of, or rights to, any of those things.

Restriction means any agreement, obligation or arrangement that restricts, or entities another person to rights of pre-emption or refusal for, a sale, assignment or other dealing with Relevant Marketable Securities.

Rights means:

(a)	rights to acquire Marketable Securities arising because a Grantor has an interest in the Relevant Marketable Securities, including due to any allotment, offer, substitution, conversion, consolidation, reclassification, redemption, reconstruction, amalgamation, subdivision, reduction of capital, Liquidation or scheme of arrangement in relation to any Relevant Marketable Securities; and

(b)	any other rights of a Grantor of any kind in connection with the Relevant Marketable Securities, including in relation to any Proceeds.

ROS means Royalty Opportunities S.à.r.l.

Serial Numbered Property means personal property that may or must be described by serial number in a financing statement under the PPSA or the PPS Regulations.

Share Issuer means a company specified as such in Schedule 4.

US Guarantee means the guarantee dated on or about the date of this document between each Grantor, Unilife Cross Farm LLC in favour of each Original Principal.

US Pledge and Security Agreement means the pledge and security agreement dated on or about the date of this document between Unilife Medical Solutions, Inc., each Grantor, Unilife Cross Farm LLC, the Secured Party and each Original Principal.

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Exhibit 10.3

1.3.	PPSA terms incorporated

In this document, unless the context requires otherwise, the following words and expressions (and grammatical variations of them) have the same meanings given to them in the PPSA or the PPS Regulations (as applicable): accession, ADI, advance, after-acquired property, amendment demand, attach, chattel paper, commercial consignment, consumer property, control, documents of title, financing change statement, financing statement, future advance, goods, inventory, investment instrument, land, negotiable instrument, personal property, purchase money security interest, serial number and verification statement.

1.4.	Interpretation

(a)	The provisions of Section 1.5 (Interpretation) of the Credit Agreement (except paragraph (d) of that Section) are incorporated in, and apply to, this document as if set out in full with any necessary amendments.

(b)	In this document:

(i)	headings are for reference only and do not affect interpretation; and

(ii)	any undertaking, representation, warranty or indemnity by two or more patties (including where two or more persons are included in the same defined term) binds them jointly and severally.

(c)	Unless the context requires otherwise, a reference in this document to:

(i)	an agreement includes any legally enforceable arrangement, understanding, undertaking or representation whether or not in writing;

(ii)	document or agreement includes that document or agreement as novated, altered, amended, supplemented or replaced from time to time;

(iii)	any thing includes any part of it and a reference to a group of things or persons includes each thing or person in that group;

(iv)	clauses, schedules and annexures are to those in this document, and a reference to this document includes any schedule and annexure;\

(v)	a person, corporation, trust, partnership, unincorporated body or other entity includes any of them;

(vi)	time is to New York time unless stated otherwise; and

(vii)	‘grant a security interest’ includes to charge, mortgage, pledge, encumber, assign by way of security and transfer by way of security.

1.5.	More than one Grantor

In this document:

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Exhibit 10.3

(a)	a reference to Grantor is a reference to each Grantor severally as well as to all Grantors jointly;

(b)	when used with reference to a Grantor, Real Property and Collateral means the Real Property and Collateral (as the case may be) of that Grantor and, when used without reference to a particular Grantor, means the Real Property and Collateral (as the case may be) of al! the Grantors;

(c)	this document binds all Grantors jointly and each Grantor severally; and

(d)	where any Obligation comprises indebtedness, or is an obligation, of one Grantor alone or of some, but not all, of the Grantors, (principal indebtedness or obligation), then:

(i)	each Grantor is nevertheless jointly and severally liable for, and in relation to, that principal indebtedness or obligation; and

(ii)	that principal indebtedness or obligation is secured by all the Collateral of each Grantor.

2.	Secured Party’s limit on liability

2.1.	Capacity and acts

The Secured Party enters into this document in its capacity as “collateral agent” under the Loan Documents. Each other party acknowledges that under the terms of the US Pledge and Security Agreement, the Secured Party holds the benefit of this document for the holders of the Obligations from time to time.

2.2.	Duties and responsibilities limited

The Secured Party’s obligations, duties and responsibilities under or in connection with this document are limited to those expressly set out in the US Pledge and Security Agreement, this document and the other Loan Documents to which it is a party.

2.3.	Benefit and survival

Clause 2 applies for the benefit of the Secured Party’s officers and agents and will survive termination of this document.

3.	Grant of security

3.1.	Security interest and charge

(a)	Each Grantor grants a security interest in the Collateral to the Secured Party (for the benefit of the Principals) to secure payment and performance of the Obligations.

(b)	For the purposes of section 20(2)(b) of the PPSA (but without limiting the meaning of ‘Collateral’ in this document), this security interest is taken in all the Grantor’s present and after-acquired property.

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Exhibit 10.3

(c)	This security interest is a charge. If for any reason it is necessary to determine the nature of this charge, it is a floating charge over the Floating Charge Collateral and a fixed charge over all other Collateral.

3.2.	Continuing security and obligations

Each Lien granted under this document is a continuing security until the Secured Party releases all Collateral from the Lien, despite any intermediate payment, discharge, settlement, release or other matter. Each Grantor’s obligations under this document continue despite any full or partial release of the Collateral and no full or partial release of Collateral will release any Grantor from personal liability under this document until all Obligations have in fact been received by the Secured Party and is not liable to be disgorged.

4.	Dealings with Collateral

In relation to any Grantor that is an Australian Obligor, unless that Grantor is expressly permitted to do so by a provision in a Loan Document:

(a)	any inventory of that Grantor is specifically appropriated to a security interest under this document; and

(b)	the applicable Grantor may not remove it without obtaining the specific and express authority of the Secured Party to do so.

5.	Priority

5.1.	Priority of Lien in Collateral

(a)	The parties intend that each Lien created under this document:

(i)	takes priority over all other Liens and other interests in the Collateral at any time other than any Permitted Lien as agreed in writing by the Secured Party as having priority or as mandatorily preferred by law (including, for the avoidance of doubt, the PPSA); and

(ii)	has the same priority in relation to all Obligations, including future advances.

(b)	Nothing in this clause 5.1 restricts the Secured Party from claiming that a Lien granted under this document is a purchase money security interest in respect of all or part of the Co [lateral.

5.2.	No agreement or consent to subordination, attachment or accessions

Nothing in this document may be construed as an agreement or consent by the Secured Party to:

(a)	(subordination) subordinate a Lien created under this document in favour of any person;

(b)	(security) any Lien other than any Permitted Lien attaching to, or being created in, any Collateral;

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Exhibit 10.3

(c)	(deferral of attachment) defer or postpone the date of attachment of a Lien created under this document in any Collateral;

(d)	(accessions to Collateral) any personal property becoming an accession to any Collateral; or

(e)	(accessions to non-Collateral) any Collateral becoming an accession or affixed to any asset that is not Collateral.

6.	General security provisions

6.1.	Security continuing and independent

This document and each Lien created under it:

(a)	is in addition to and enforceable independently of any other Lien or Guarantee; and

(b)	is to remain in full force and effect (whether or not at any given time a Grantor is indebted to the Secured Party or any other Principal) until the execution by the Secured Party and delivery to each Grantor of an unconditional release of this document and each Lien, provided that, upon the occurrence of the Termination Date, the Secured Party will, at the Grantors’ request and sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever (but without limiting clause 19.4), all Collateral held by the Secured Party hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

6.2.	Collateral Securities

This document is collateral to each other security document. This document and each other security document will be read and construed together so that:

(a)	a default under one of them will be deemed to be a default under each of them; and

(b)	the Secured Party may exercise any of its rights under any one or more of them separately or concurrently or not at all, and in such order as it chooses.

7.	Representations and warranties

7.1.	Representations and warranties

Each Grantor represents and warrants to each of the Secured Party (and for the benefit of the other Principals) and each Principal, except as to matters disclosed by it to the Secured Party and accepted by the Secured Party in writing, that:

(a)	(status) it is properly registered and incorporated as a corporation and validly exists under the laws of its jurisdiction of incorporation;

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Exhibit 10.3

(b)	(capacity) except as specified otherwise in this document, it acts on its own behalf on entering into the Loan Documents, and it is not a trustee of any trust which is not specified in this document;

(c)	(power and authority) it has the power, right and necessary corporate authority to own its assets, carry on its current and contemplated business, and to enter into, and exercise its rights and observe and perform its obligations under, each Loan Document to which it is expressed to be a party;

(d)	(no immunity) neither it nor any of its assets is immune from suit or execution;

(e)	(foreign entity) in the case of any Loan Document entered into by a Grantor that was not incorporated or otherwise created in an Australian jurisdiction, both the governing law of this document and any final monetary judgement obtained against the Grantor in the jurisdiction of that governing law, will be recognised and enforced in the Grantor’s jurisdiction of incorporation or creation, subject in both cases to general legal principles applicable in that jurisdiction, including principles regarding denial of natural justice, public policy, fraud, duress and proper forum;

(f)	(no conflicts) its execution and performance of each Loan Document to which it is expressed to be a party do not and will not conflict with or contravene section 208 or section 260 A of the Corporations Act;

(g)	(solvency) it is solvent and there are no reasonable grounds to suspect that it is unable to pay its debts as and when they become due and payable;

(h)	(other representations and warranties) all of its representations and warranties in the Loan Documents to which it is expressed to be a party are true, correct and not misleading when made or repeated;

(i)	(details of Grantor) all information in Part I of Schedule 1 is true, correct and complete;

(j)	(Serial Numbered Property):

(i)	the information in Schedule 3 is, at the date of this document, true and correct and includes the details of all of the Grantor’s Serial Numbered Property; and

(ii)	the information provided as a consequence of:

(A)	the Grantor’s obligation under clause 8.2(f)(vi); or

(B)	the Secured Party’s request under clause 8.3(d)(ii),

is true and correct in all material respects and includes all the details of all of the Grantor’s Serial Numbered Property;

(k)	(consumer property) none of its Collateral is consumer property;

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Exhibit 10.3

(l)	(location of Collateral) at the time of execution of this document, none of the Collateral is located, or taken for the purposes of any stamp duty law to be located, in New South Wales;

(m)	(ownership of Collateral) it is the sole legal owner and, subject to any trust which is specified in this document, sole beneficial owner of the Collateral, and it will be the sole legal owner and, subject to any such trust, sole beneficial owner of any property or asset it acquires as Collateral, subject always to the interest of;

(i)	any owner or lessor of any personal property in respect of which the Grantor has an interest as buyer or lessee or which the Grantor receives as a commercial consignment; and

(ii)	the secured party under any Permitted Lien; and

(n)	(Liens) the Collateral is free from any Lien other than a Permitted Lien;

(o)	(no other owners) there are no shareholders in the Share Issuer other than the relevant Grantor identified in Schedule 4;

(p)	(disclosure of Marketable Securities) 100% of all issued Marketable Securities in the Share Issuer are held by the relevant Grantor identified in Schedule 4 as the sole shareholder and there is no agreement, arrangement or understanding under which further Marketable Securities in the Share Issuer may be issued, or called to be issued, to any person other than the Grantor;

(q)	(constitution) its execution and performance of this document do not and will not conflict with or contravene, and it is not in default under, the constitution of the Share Issuer;

(r)	(issue valid) the Relevant Securities have been validly issued and their issue does not contravene the constitution of the Share Issuer, any law or any rule or directive of any Governmental Authority;

(s)	(fully paid) the Relevant Marketable Securities are fully paid; and

(t)	(no Restriction) the Relevant Marketable Securities are free from any Restriction other than a Permitted Restriction.

7.2.	Intellectual Property Warranties

Each Grantor represents and warrants to each of the Secured Party (and for the benefit of the other Principals) and each Principal, except as to matters disclosed by it to the Secured Party and accepted by the Secured Party in writing, that:

(a)	Schedule 3 contains a complete and an accurate list of all registered and pending applications for registration of Intellectual Property Collateral owned by a Grantor;

(b)	the Grantors are the legal and beneficial owners of the Intellectual Property Collateral;

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Exhibit 10.3

(c)	so far as the Grantors are aware, the Intellectual Property Collateral is (or in the case of pending applications, will be) valid and enforceable;

(d)	none of the Grantors (nor any related body corporate of a Grantor) have licensed, charged, mortgaged, pledged, granted any rights in respect of, assigned or otherwise transferred any of the Intellectual Property Collateral owned by a Grantor to any person, other than:

(i)	the security interests contemplated by this document; and

(ii)	any Intellectual Property Collateral licensed to another Obligor;

(e)	no claim has been made alleging that the use of the Intellectual Property Collateral infringes the Intellectual Property of any other person and no person has infringed, attacked or opposed, or is presently infringing, attacking or opposing (or threatening to infringe, attack or oppose) any of the Intellectual Property Collateral;

(f)	the Grantors have the right, against their employees and consultants employed in or engaged in connection with the business of the Grantors, to claim ownership and title to all the Intellectual Property Collateral generated by those persons in the course of, or in connection with, the business of the Grantors;

(g)	each Grantor has taken all reasonable steps to safeguard its know-how and confidential information and so far is the Grantors are aware, there has been no misuse or unauthorised disclosure of such know-how and confidential information; and

(h)	so far as the Grantors are aware, each Grantor owns or has the right to use all the Intellectual Property necessary or convenient to conduct the business and operations of such Grantor in the manner presently conducted.

7.3.	Repetition

Each Grantor repeats each representation and warranty in:

(a)	(generally) this clause 7 with reference to the facts and circumstances on each Delayed Draw Closing Date; and

(b)	(future and after-acquired property) clauses 7.1(m) and 7.1(n) in respect of any Collateral (including future and after-acquired property) which comes into existence, or in which the Grantor acquires rights or an interest, after the date of this document, at the time that Collateral conies into existence or the Grantor acquires rights or an interest in it.

7.4.	Reliance and survival

Each Grantor acknowledges that:

(a)	the Secured Party has, and each other Principal has, entered into the Loan Documents in reliance on the representations and warranties in this clause 7; and

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Exhibit 10.3

(b)	those representations and warranties survive execution and delivery of the Loan Documents and the provision of financial accommodation under them,

8.	Undertakings

8.1.	Status

Each Grantor that is an Australian Subsidiary must (unless permitted by another Loan Document or the Secured Party otherwise consents):

(a)	(corporate existence) maintain its corporate existence and its registration in the place of its registration as at the date of this document;

(b)	(constituent documents) not change its constituent documents in any way;

(c)	(no merger) not merge or consolidate with another entity; and

(d)	(schemes) not enter into or effect a scheme of arrangement or other scheme under which its assets or liabilities are vested in or assumed by another entity.

8.2.	General undertakings

Each Grantor must:

(a)	(payment) pay, at the times and in the way specified in the Loan Documents, or if no time for payment is specified, on demand all Obligations;

(b)	(no set-off) not directly or indirectly claim, exercise or attempt to exercise a right of set- off or counterclaim (whether its or any other person’s right) against the Secured Party or any Principal;

(c)	(Obligations) fully and punctually perform, satisfy, or procure the performance or satisfaction of, all of the Obligations at the times and in the way specified in the relevant Loan Documents;

(d)	(Obligor obligations) ensure and procure the full and punctual performance and satisfaction of all of each Obligor’s obligations under the Loan Documents at the times and in the way specified in those documents;

(e)	(details of Grantor):

(i)	without limiting any restrictions contained in the Loan Documents, notify the Secured Party and each Principal at least 14 days before:

(A)	it changes its name;

(B)	any ABN, ARBN or ARSN allocated to it changes, is cancelled or otherwise ceases to apply to it (or if it does not have an ABN, ARBN or ARSN, one is allocated, or otherwise starts to apply, to it); and

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Exhibit 10.3

(C)	it becomes a trustee of a trust, or a partner in a partnership, not stated in this document; and

(ii)	provide to the Secured Party and each Principal, on reasonable request, a certified copy of each source or source document necessary (in the Secured Patty’s or each Principal’s opinion), for the purposes of the PPS Regulations, to verify the information in Part 1 of Schedule 1 (or any part of it) or to otherwise register one or more financing statements in relation to any Lien in Collateral created by any Loan Document;

(f)	(notify details of or changes relating to Collateral) notify the Secured Patty promptly:

(i)	if any Collateral becomes a fixture;

(ii)	if any personal property which is not Collateral and which is subject to a Lien that has attached becomes an accession to any Collateral;

(iii)	if any Collateral is moved outside Australia;

(iv)	on the Secured Patty’s request, of the present location of any Collateral;

(v)	if it acquires, or enters into an agreement to acquire, any intermediated securities, investment instruments, negotiable instruments or chattel paper;

(vi)	of the acquisition of any Serial Numbered Property which forms part of the Grantor’s assets and, in respect of that Serial Numbered Property, all the details referred to in Schedule 3; and

(vii)	on the Secured Party’s request, of the details of each purchase money security interest and each Lien perfected by control in any of the Grantor’s Collateral; and

(g)	(no Event of Default) ensure that no Event of Default occurs.

8.3.	Undertakings relating to Collateral

Each Grantor must:

(a)	(other Liens) comply with the terms of each Lien binding on it in respect of the Collateral from time to time;

(b)	(accessions and fixtures) not allow any Collateral to become an accession or fixture to any asset (other than land) that is not Collateral (or otherwise subject to a Lien in favour of the Secured Party) or to be affixed to any land (other than any freehold interest in land in respect of which the Secured Party has a first-ranking registered mortgage);

(c)	(location of Collateral) not move (or allow to be moved) any Collateral situated in Australia as at the date of this document outside Australia;

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Exhibit 10.3

(d)	(Serial Numbered Property):

(i)	not change any serial number in respect of any Serial Numbered Property;

(ii)	if, at the time this document is signed by the Grantor, or if the Secured Party so requests, at the time of that request, the Collateral includes any Serial Numbered Property, complete Schedule 3 and provide it to the Secured Party;

(e)	(Leases) comply with the terms of, and take all action (including as reasonably required by the Secured Party) to enforce, each Lease binding on it in respect of the Collateral from time to time;

(f)	(compliance with laws) comply with all laws and requirements of Governmental Authorities in respect of the Collateral, and use its best endeavours to ensure that any person occupying or using any Collateral does the same;

(g)	(Title Documents) unless the Secured Party agrees otherwise in writing, deposit with the Secured Party all Title Documents relating to the Grantor’s interests in the:

(i)	Collateral as soon as they are available to the Grantor or its agents; and

(ii)	Relevant Securities, including all transfer forms for the Relevant Marketable Securities as specified by the Secured Party, in each case executed by the Grantor as transferor and blank as to the date, consideration and the transferee’s name;

(h)	(delivery of Collateral) without limiting clause 8.3(g), on request by the Secured Party, deliver to the Secured Party, or ensure the Secured Party has possession of all chattel paper, negotiable instruments, Title Documents and all other documents of title to the Collateral where possession of that Collateral by a third party could have the result that the interest of that third party in that Collateral would defeat or have priority over the Lien of the Secured Party (except to the extent that such documents or evidence of title are in the possession of the holder of a Permitted Lien for the purpose of giving effect to that Permitted Lien);

(i)	(replacement Title Documents) where title to any Relevant Marketable Securities is evidenced by a certificate, obtain the issue of replacement certificates if the original certificates are lost or destroyed or believed by the Secured Party to be so (although the reasonable cost of doing so will be borne by the Secured Party if the loss or destruction arises while the certificates are in the possession or control of the Secured Party);

(j)	(protect title) protect and enforce its title to, and the Secured Party’s title as Secured Party and mortgagee of, the Collateral;

(k)	(income) if the Secured Party directs, ensure that rent and other income from the Collateral is paid to the Secured Party (or that the Grantor pays over such amounts to the Secured Party), to be applied in accordance with clause 14.2;

(l)	(access and inspection) ensure that the Collateral and the Grantor’s Records relating to the Collateral are available for inspection (and in the case of Records, for copying) by the Secured Party and persons authorised by the Secured Party:

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Exhibit 10.3

(i)	during business hours on giving reasonable notice; and

(ii)	at any time without prior notice while an Event of Default has occurred and is continuing or while an event or circumstance has occurred and is continuing that the Secured Party believes exposes a substantial part of the Collateral to risk of loss, damage or material reduction in value, and in each case each Grantor must assist with each inspection (including obtaining any necessary consents or permits of other persons) and ensure that its employees and officers do the same; and

(m)	(condition and protection) keep all Collateral in good working order and condition and protected from loss, theft and damage.

8.4.	Undertakings relating to Intellectual Property Collateral

Each Grantor undertakes:

(a)	to take all reasonable steps and pay all renewal and maintenance fees payable in order to maintain the registration of the registered Intellectual Property Collateral and take all reasonable steps to prosecute to registration pending applications for registration of the Intellectual Property Collateral;

(b)	not to do, allow or omit to do anything which is likely to adversely affect the validity of, the Grantor’s title to, or the Secured Party’s interest in the Intellectual Property Collateral;

(c)	to notify promptly the Secured Party of any change to the status of the registered and pending applications for registration of the Intellectual Property Collateral (including details of any further application for registration of Intellectual Property Collateral and any application or registration number allocated to the Intellectual Property Collateral by the Intellectual Property Office of Australia (IP Australia)) and to provide all assistance required by the Secured Party in order to notify the Personal Property Securities Register of such changes; and

(d)	to provide all assistance required by the Secured Party in order to record the security interest granted under this document against the relevant Intellectual Property Collateral on the intellectual property databases maintained by IP Australia (including by executing an authorisation of agent hi favour of the Secured Party).

8.5.	Undertakings relating to Relevant Securities

Each Grantor must:

(a)	(Restrictions):

(i)	comply with the terms of each Permitted Restriction binding on it in respect of the Relevant Securities from time to time;

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Exhibit 10.3

(ii)	not create or permit to exist any Restriction over any Relevant Marketable Securities other than a Permitted Restriction; and

(iii)	not release or vary any Permitted Restriction or waive the obligations of another person in relation to a Permitted Restriction;

(b)	(new Relevant Securities) promptly notify the Secured Party of any Rights, Proceeds or Marketable Securities acquired by or accruing to the Grantor, or to which the Grantor becomes entitled, after the date of this document;

(c)	(exercise Rights) at the Grantor’s cost exercise or take up all Rights (other than for Proceeds);

(d)	(delivery of notices, reports) deliver to the Secured Party, promptly after receipt, a copy of any material report, notice, circular or other document issued to it as holder of any of the Relevant Marketable Securities (including any notice convening a meeting of the holders of the Relevant Marketable Securities);

(e)	(conversion, change of register) on request by the Secured Party, do all things necessary to effect (but otherwise not consent to, request or effect without the Secured Party’s prior written consent):

(i)	a conversion of the title to any Relevant Marketable Securities as to being certificated or uncertificated; or

(ii)	a change of register for any Relevant Marketable Securities (including to, from or within an electronic register system) from that on which they are recorded or registered at the date of this document (or if later acquired, the date on which they are recorded or registered).

8.6.	Voting powers and Proceeds

(a)	Subject to clause 8.6(b), if the Relevant Marketable Securities are not registered in the Secured Party’s name and if no Event of Default has occurred and is continuing, each Grantor may do any of the following without the need for consent or direction from the Secured Party:

(i)	(voting powers) exercise any voting powers it has as holder of the Relevant Securities as it sees fit, provided that it does so prudently and does not otherwise cause or permit a breach of any of the Grantor’s other obligations under the Loan Documents; and

(ii)	(Proceeds) retain and use in the ordinary course of its business any Proceeds (other than Proceeds from a reduction of capital, a buy-back of shares under a buy-back scheme or otherwise under a scheme of arrangement).

(b)	If an Event of Default has occurred and is continuing, the rights of the Grantor under clauses 8.6(a)(i) and 8.6(a)(ii) immediately cease, and:

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Exhibit 10.3

(i)	(voting powers) the Secured Party is entitled to exercise all voting rights in respect of all of the Relevant Securities to the exclusion of the Grantor; and

(ii)	(Proceeds) the Grantor must pay over amounts of any Proceeds, or otherwise must ensure that any Proceeds are paid directly, to the Secured Party to be applied in accordance with clause 14.2.

(c)	Nothing in this clause 8.6 obliges the Secured Party to vote or exercise other rights in relation to the Relevant Securities or to obtain any Proceeds, and the Secured Party will have no responsibility or liability for any Loss arising due to the Secured Party’s failure or delay in so acting.

8.7.	Collection Account

(a)	If the Secured Party requests at any time, each Grantor must:

(i)	open and maintain an account designated as ‘Collection Account’ with an ADI at a branch approved by the Secured Party;

(ii)	sign and do everything necessary (including give notice to the ADI and execute all documents required by the ADI and the Secured Party) so that the Secured Party’s nominated Authorised Representatives are signatories to the Collection Account and no withdrawal or fund transfer can be made from the account without the signature of at least one of those Authorised Representatives;

(iii)	give a notice substantially in the form of Schedule 2 to the ADI with whom the account is held and to whomever else the Secured Party requires the notice is given, promptly on being required to do so, and use its best endeavours to procure that the ADI provides the acknowledgment contemplated in the notice;

(iv)	ensure that any money withdrawn from the Collection Account in breach of this document or any other Loan Document is kept separate from any other money and is held in trust for the Secured Party; and

(v)	not close, make withdrawals from or transfer funds from the Collection Account, without the Secured Party’s prior written consent or otherwise operate the Collection Account except as expressly contemplated in the Loan Documents.

(b)	Each Grantor agrees that the Secured Party:

(i)	is not responsible for any Grantor’s performance of its obligations in relation to the Collection Account; and

(ii)	has no duties in relation to the Collection Account except as specified in a Loan Document, and will not be liable for any error of judgment or any mistake of fact or law, except to the extent of its own gross negligence or fraud.

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Exhibit 10.3

8.8.	Collection and deposit of proceeds

(a)	Upon the occurrence and during the continuance of an Event of Default, each Grantor must, if requested by the Secured Party and if so until the Secured Party otherwise directs, ensure the prompt collection (as agent for the Secured Party) and immediate deposit directly into the Collection Account, of all proceeds, money and other amounts on account or in respect of:

(i)	any book debt or other debt due to the Grantor (whether or not received by it);

(ii)	any amount payable to the Grantor under a Material Agreement;

(iii)	any insurance (other than workers compensation or public liability insurance proceeds payable to another person entitled to compensation) where the Secured Party is not the loss payee; and

(iv)	the disposal of any Collateral.

(b)	If the Secured Party notifies a Grantor while an Event of Default is continuing that the Secured Party intends to collect the amounts referred to in clause 8,8(a), the Grantor agrees that:

(i)	the Secured Party will collect those amounts instead of the Grantor and the Grantor is prohibited from doing so;

(ii)	the Secured Parry may notify relevant persons of the Secured Party’s interest in those amounts; and

(iii)	the Grantor must use its best endeavours to assist the Secured Party to collect those amounts (including but not limited to signing and doing anything desirable, in the Secured Party’s reasonable opinion, for that purpose).

8.9.	Further assurances

Each Grantor must do (and must procure that anyone else who has an interest in the Collateral or who claims under or in trust for the Grantor does) whatever the Secured Party and any Principal reasonably requires to:

(a)	secure the Collateral for payment and performance of the Obligations, and to enable the exercise of any Power (including the granting of security in the form required by the Secured Party and depositing with the Secured Party documents or evidence of titles and transfers in relation to investment instruments); and

(b)	perfect, preserve, maintain, protect or otherwise give full effect to the Collateral, any Loan Document or each Lien intended to be created under any Loan Document, and the priority of that Lien required by the Secured Party and any Principal, including:

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Exhibit 10.3

(c)	anything the Secured Party and any Principal reasonably requires in order for it to:

(i)	register and maintain (including renew before expiry) one or more financing statements in relation to any Lien in Collateral created by any Loan Document;

(ii)	remove any financing statement which is registered against the Grantor or any caveat which is lodged against land which is Collateral in relation to any Lien which is not a Permitted Lien; or

(iii)	obtain possession or control of any Collateral for the purpose of perfecting the Secured Party’s Lien in that Collateral by possession or control;

(d)	providing details of the Collateral and noting the interest of the Secured Party on the share register of the Share Issuer;

(e)	procuring that any other person holding a Lien in all or any part of the Collateral provides to the Secured Party such information in relation to that Lien as the Secured Party may reasonably request;

(f)	granting an all-obligations mortgage in the form required by the Secured Party over such of the Grantor’s interests in any Real Property which forms part of the Collateral as the Secured Party may require, and delivering to the Secured Party any document, and doing any other thing, which the Secured Party requires in order to register any such mortgage;

(g)	perfecting or improving the Grantor’s title to, or other right or interest in, all or any part of the Collateral;

(h)	facilitating the exercise of any right by the Secured Party or any Receive]’ or Attorney at any time or the realisation of the Collateral following the occurrence of an Event of Default, including the exercise of all rights of inspection, requesting all Records and taking all necessary copies, which the Grantor is entitled to exercise, request or take;

(i)	paying any Taxes on this document;

(j)	executing and delivering to the Secured Party transfer forms in relation to any of the Collateral, undated and blank as to transferee and consideration; and

(k)	otherwise enabling the Secured Party and any Principal to obtain the full benefit of the provisions of any Loan Document.

9.	Grantor liability and exclusion of rights

9.1.	Principal and independent obligation

Subject to clause 6.2, this document comprises principal and independent obligations of each Grantor and is not ancillary or collateral to, or affected by, any other obligation, Lien or Guarantee (including the US Guarantee).

9.2.	Grantors’ liabilities not affected

Each Grantor’s liabilities under this document are not affected by any act, omission or other thing which would reduce or discharge those liabilities, including:

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Exhibit 10.3

(a)	a Principal granting time or any other indulgence or concession to an Obligor or any other person;

(b)	a Principal increasing the amount of, opening further accounts in connection with or otherwise varying or replacing the type or terms of, financial accommodation provided to an Obligor or any other person;

(c)	any transaction or agreement, or variation, novation or assignment of a transaction or agreement (including any Loan Document), between a Principal and an Obligor or any other person;

(d)	an Insolvency Event in relation to an Obligor or any other person, or a Principal becoming a party to or bound by any Liquidation;

(e)	any judgment, proceedings or order being obtained or made against an Obligor or any other person;

(f)	an obligation of an Obligor or any other person or any provision of a Loan Document being void, voidable, unenforceable, defective, released, waived, impaired, novated, enforced or impossible or illegal to perform;

(g)	the whole or partial discharge or release of, or the granting of, any Lien or security document;

(h)	any Obligations not being recoverable or the liability of an Obligor or any other person to a Principal ceasing (including as a result of giving a release or discharge or by law);

(i)	the failure of an Obligor or any other person to execute any Loan Document, properly or at all;

(j)	a Grantor not being a party to a Loan Document (such as a Loan Document solely between a Principal and an Obligor);

(k)	a Principal exercising or not exercising its rights (including any right to elect to terminate a contract) under a Loan Document or at law against an Obligor or any other person;

(l)	any default, misrepresentation, negligence, breach of contract, misconduct, acquiescence, delay, waiver, mistake, failure to give notice or other action or inaction of any kind (whether or not prejudicial to a Grantor) by a Principal or any other person;

(m)	any change to, or in the membership of, any partnership, joint venture or association; or

(n)	any Collateral being destroyed, forfeited, extinguished, surrendered or resumed,

whether or not a Grantor, an Obligor, a Principal or any other person is aware of it or consents to it and despite any legal rule to the contrary.

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Exhibit 10.3

9.3.	Exclusion of subrogation and other rights

Until all Obligations have been paid in full in cash, the Commitment shall have terminated and each Principal is satisfied that it will not have to repay any money received by it, each Grantor must not (either directly or indirectly):

(a)	claim, exercise or attempt to exercise a right of set-off or counterclaim or any other right or raise any defence which might reduce or discharge the Grantor’s liability under this document;

(b)	claim or exercise a right of subrogation or contribution or otherwise claim the benefit of:

(i)	a Lien, security document or Guarantee relating to the Obligations; or

(ii)	any Lien or Guarantee which would rank in priority or preference to any Lien, security document or Guarantee relating to the Obligations, and any money a Grantor receives in breach of this clause 9,3(b) will be held on trust for the Secured Party (for the benefit of each Principal) and must be paid promptly to the Secured Party for the account of each Principal; or

(c)	unless expressly permitted in a Loan Document or the Secured Party has given a direction to do so (in which case it must do so in accordance with the direction as trustee for each Principal):

(i)	prove, claim or vote in, or receive the benefit of a distribution, dividend or payment arising out of, the Liquidation of an Obligor; or

(ii)	demand, or accept payment of, any money owed to the Grantor by an Obligor, and any such money it receives will be held on trust for the Secured Party (for the benefit of each Principal) and must be paid promptly the Secured Party for the account of each Principal.

9.4.	Prove in Liquidation

(a)	Each Grantor, for valuable consideration, irrevocably appoints each of the Secured Party, each Principal and their Authorised Representatives separately as its attorney to prove in the Liquidation of an Obligor for ail money that the Grantor can claim against that person on any account whatever. The terms of appointment are that the attorney:

(i)	must pay to the Grantor dividends it receives in excess of the Obligations without interest, and any other dividends must be paid to the Secured Party and each Principal; and

(ii)	may delegate its powers (including the power to delegate) to any person for any period and may revoke the delegation.

(b)	Each Grantor agrees to ratify anything done by an attorney under clause 9.4(a). The power of attorney created under clause 9.4(a) is granted to secure the Grantor’s performance of its obligations under each Loan Document to which it is expressed to be a party,

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Exhibit 10.3

9.5.	Variations and replacements

Each Grantor acknowledges that the Loan Documents may be varied or replaced from time to time. Each Grantor confirms that the Obligations include any amount payable under any Loan Document which is relevant to the Obligations as varied or replaced. Each Grantor confirms that this applies regardless of:

(a)	how a Loan Document is varied or replaced;

(b)	the reasons for the variation or replacement; and

(c)	whether the Obligations decrease or increase or a Loan Document is otherwise more onerous as a result of the variation or replacement.

10.	Event of Default and consequences

10.1.	Events of Default

An Event of Default occurs if an event or circumstance specified as an ‘Event of Default’ in the Credit Agreement occurs (whether or not within a Grantor’s control (within the ordinary meaning of that term)).

10.2.	Consequences of Event of Default

If an Event of Default occurs and is continuing:

(a)	each Lien created under this document will become immediately enforceable; and

(b)	the floating charge created under this document will become a fixed charge, to the extent that it is not already fixed,

10.3.	Secured Party’s general powers

While an Event of Default is continuing, regardless of whether the Secured Party has appointed a Receiver, the Secured Party may, without demand or notice to anyone (unless notice Is required as described in clause 19.1), do all things that a secured party with a Lien in, or a mortgagee or an absolute owner of, the Collateral can do, and exercise all rights, powers and remedies:

(a)	of a secured party with a Lien in, or a mortgagee or an absolute owner of, the Collateral;

(b)	given to a Receiver under the Corporations Act; and

(c)	specified in clause 10.5.

10.4.	Secured Party’s PPSA powers - sections 123 and 128

Without limiting any other provision of this document, any Lien or any other Loan Document, each Grantor agrees that, at any time while an Event of Default is continuing, the Secured Party may:

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Exhibit 10.3

(a)	seize any Collateral; and/or

(b)	dispose of any Collateral in such manner and generally on such terms and conditions as the Secured Party thinks desirable (including, without limitation, by assigning the Intellectual Property Collateral and recording such assignment at IP Australia), and otherwise do anything that the Grantor could do in relation to the Collateral.

10.5.	Secured Party’s specific powers

While an Event of Default is continuing, the Secured Party may do any or all of the following in connection with its Powers, whether in its or a Grantor’s name or otherwise and whether or not it has possession of the Collateral:

(a)	(recover, possess and control) access, recover, manage, take or give up possession or ‘control’ (within the ordinary meaning of that term and as defined in the PPSA) of, and surrender or release, any Collateral;

(b)	(receive income and profits) receive the income and profits of the Collateral;

(c)	(carry on business) carry on, promote, restructure or participate hi the Grantor’s business in relation to the Collateral, and access the land or premises of that business;

(d)	(insurance) insure the Collateral and settle and compromise insurance claims;

(e)	(improve or invest) maintain, invest, deposit, improve or alter the Collateral to improve its value or saleability or to obtain income or returns from it (including to acquire, take on or Lease any asset as part of the Collateral or build, rebuild, pull down or alter a structure or improvement on Real Property);

(f)	(sell, assign or exchange) sell, assign or help sell all or any Collateral to any person or exchange it for any other property or rights, on terms the Secured Party thinks fit, with or without other property;

(g)	(deposited documents) complete and deal with any document deposited with the Secured Party relating to any Collateral, including any transfer in blank;

(h)	(options, Lease, rights) grant, acquire, renew, vary, accept the surrender of or terminate an option, Lease or other right over the Collateral on the terms it thinks fit, and with or without any other property;

(i)	(hive off) promote the formation of any company to acquire any Collateral or assume obligations of any Grantor or both;

(j)	(accounts) operate bank accounts forming part of the Collateral and open and operate further bank accounts in a Grantor’s name and to the Grantor’s exclusion;

(k)	(contracts, instruments and rights) perform or observe any Grantor’s obligations or enforce or exercise any Grantor’s rights, powers, discretions or remedies (or refrain from doing so) under:

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Exhibit 10.3

(i)	a contract, instrument, arrangement or Marketable Security forming part of the Collateral (including voting and proxy rights); or

(ii)	a Loan Document (including to cure an Event of Default) or other document entered into by the Secured Party or a Receiver in exercise of a Power,

and vary, terminate or rescind any of them or novate or otherwise transfer to any person any Grantor’s obligations under any of them;

(l)	(make calls) make calls on the members of any Grantor for uncalled capital forming part of the Collateral;

(m)	(Liquidation) initiate and participate in any Liquidation of any person (including voting at meetings and appointing proxies);

(n)	(proceedings) commence, prosecute, defend, discontinue, compromise, submit to arbitration and settle proceedings in connection with this document or the Collateral, whether in or before a Governmental Authority;

(o)	(Marketable Securities) exercise the rights and powers of an absolute owner in connection with Marketable Securities which form part of the Relevant Securities (including voting at meetings and appointing proxies, and effecting conversion of the title to any Marketable Securities as to being certificated or uncertificated);

(p)	(raise money) obtain financial accommodation (including from a Principal or its associate) and give Guarantees, in each case with or without granting a Lien over the Collateral and regardless of priority ranking;

(q)	(receipts) give receipts for money and other property it receives;

(r)	(employ and delegate) employ and discharge staff, professional advisers, consultants, contractors, agents and auctioneers for the purposes of this document, and at the remuneration that the Secured Party thinks fit, and to delegate to any person any of its Powers (including this right of delegation);

(s)	(Authorisations) apply for any Authorisation which is necessary or desirable in connection with the exercise of a Power; and

(t)	(incidental power) do anything expedient or incidental to exercise any of its Powers, without limiting those Powers.

10.6.	Discharge or acquire prior Lien

(a)	While an Event of Default is continuing, the Secured Party may do any one or more of the following:

(i)	purchase a debt or liability secured by a prior Lien (including a debt secured by a Permitted Lien);

(ii)	pay the amount required to discharge or satisfy that debt or liability; and

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Exhibit 10.3

(iii)	take a transfer or assignment of that Lien and any Guarantee, document or right ancillary or collateral to it.

(b)	If the Secured Party exercises its rights under clause 10.6(a):

(i)	the Grantor is indebted to the Secured Party for the same amount paid by the Secured Party or the amount of the debt or liability acquired (whichever is higher) and that amount is immediately payable to the Secured Party and forms part of the Obligations;

(ii)	the Secured Party may rely on a written notice from the holder of a prior Lien (Prior Secured Party), or on an ancillary or collateral document, as to the amount and property secured by that prior Lien;

(iii)	the Prior Secured Party need not enquire whether any amount is owing under a Loan Document; and

(iv)	the Grantor irrevocably directs any such Prior Secured Party to give the Secured Party any information it requires in connection with the prior Lien.

10.7.	Co-operation in exercise of power of sale

If the Secured Party or a Receiver wishes to exercise a right to sell any Collateral, the Grantor must do or cause to be done all things necessary to enable an expeditious sale and transfer to the purchaser for the value as estimated by the Secured Party, in the manner and on terms the Secured Party thinks fit, including without limitation by executing all documentation (including assignments and authorisations of agent) in order to assign and record the assignment of the Intellectual Property Collateral.

10.8.	Appoint Receivers

(a)	While an Event of Default is continuing, the Secured Party may do any one or more of the following:

(i)	appoint one or more persons (severally, unless specified otherwise in the instrument of appointment) to be a receiver or receiver and manager of all or any of the Collateral;

(ii)	fix and vary the Receiver’s remuneration at an amount agreed between the Secured Party and the Receiver from time to time;

(iii)	terminate a receivership or remove or replace a Receiver; and

(iv)	appoint an additional Receiver.

(b)	The Secured Party may do any of these things even if a resolution or order for the relevant Grantor’s Liquidation has been passed or made.

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Exhibit 10.3

(c)	Each party agrees that if a Receiver is appointed under this document on the basis of an Event of Default which subsequently ceases to continue, the Event of Default is taken to continue for the purposes of the Receiver’s appointment under this document.

10.9.	Agency of Receiver

To the extent permitted by law, a Receiver is the agent of the Grantor and the Grantor alone is responsible for the Receiver’s costs, expenses, remuneration, acts, omissions and defaults. The Secured Party is not liable to any Grantor for the acts or omissions of the Receiver. To the extent that a Receiver is not, or ceases to be, the agent of the Grantor as a result of a resolution or order for the Grantor’s Liquidation or by operation of law, the Receiver immediately becomes the agent of the Secured Party.

10.10.	Receiver’s powers

(a)	Unless the terms of a Receiver’s appointment say otherwise, the Receiver has the following rights and powers over the Collateral which the Receiver is appointed to:

(i)	deal with all the rights, powers, discretions or remedies given by law to mortgagees in possession, receivers or receivers and managers;

(ii)	deal with all of the Secured Party’s Powers under this document and at law (other than the power to appoint receivers or receivers and managers); and

(iii)	obtain financial accommodation from a Principal and give Guarantees on terms that the Receiver considers expedient in connection with the Collateral, in each case whether alone or together with any other person, and with or without granting a Lien (regardless of priority ranking) over the Collateral.

(b)	The Receiver may exercise the rights and powers under clause 10.10(a) in the name of the Grantor or otherwise.

10.11.	Appointment of Attorney

(a)	Each Grantor for valuable consideration, to secure the performance of the Obligations, irrevocably appoints the Secured Party, each Authorised Representative of the Secured Party and each Receiver separately as its attorney to do any or all of the following on the Grantor’s behalf and in the Grantor’s or the attorney’s name following the occurrence and during the continuance of an Event of Default:

(i)	prove in the Liquidation of an Obligor;

(ii)	anything which the Grantor must do under a Loan Document or under law in connection with a Loan Document;

(iii)	anything which the Attorney considers necessary or expedient to give effect to a Power or exercise of a Power, or to perfect any Loan Document, including by signing any document for that purpose;

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Exhibit 10.3

(iv)	anything which an Attorney is expressly empowered to do under a Loan Document on the Grantor’s behalf; and

(v)	exercise any Rights and voting rights in respect of the Relevant Securities, and direct payment of all Proceeds in accordance with this document.

(b)	Each Grantor agrees to ratify anything done by its Attorney pursuant to the power of attorney granted by the Grantor under clause 10.11 (a). An Attorney may delegate its powers (including the power to delegate) to any person for any period and may revoke the delegation.

11.	Costs, Taxes and general indemnity

11.1.	Transaction expenses

Without limiting any other provision of any other Loan Document, the Grantor must pay or reimburse on demand by the Secured Party and any Principal all reasonable costs and expenses of a Principal, a Receiver and an Attorney (and any of their respective officers, employees and agents) in connection with:

(a)	the negotiation, preparation, execution, delivery, registration and completion of, and payment of Taxes on, the Loan Documents;

(b)	a variation, release or discharge of any Loan Document and the production of any Title Document;

(c)	preparing, registering and maintaining any financing statement or financing change statement (including pursuant to section 167 of the PPSA) in relation to a security interest created by any Loan Document;

(d)	complying with any amendment demand in accordance with Part 5.6 of the PPSA;

(e)	giving a consent or approval or waiving a requirement in connection with a Loan Document; and

(f)	surveying, valuing, inspecting or reporting on the Collateral.

This includes legal costs and expenses (on a full indemnity basis) and any professional consultant’s fees.

11.2.	Costs and expenses of Grantor

Each Grantor will pay its own costs and expenses in connection with this document.

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Exhibit 10.3

12.	Interest on overdue amounts

12.1.	Accrual and calculation

Unless another Loan Document already obliges the Grantor to pay interest on an unpaid amount that is due and payable by it under a Loan Document, interest on that overdue amount (including on unpaid interest under this clause 12) will accrue daily:

(a)	from and including the due date (or, for an amount payable by reimbursement or indemnity, any earlier date the amount was incurred), up to but excluding the date of actual payment; and

(b)	subject to clause 12.2, at the Default Rate.

12.2.	Judgment or order

If a Grantor’s liability under a Loan Document is the subject of a judgment or order:

(a)	its obligation to pay interest under clause 12.1 is separate from, and continues despite, the judgment or order; and

(b)	the interest accrues both before and after judgment at the higher of the rate determined under clause 12.1 and the rate payable under that judgment or order.

12.3.	Payment

The Grantor must pay to the Secured Party accrued interest under this clause 12 on the last Business Day of each calendar month and on demand.

13.	Payments

All payments by a Grantor under this document must be:

(a)	paid solely in U.S. Dollars to the Lender in immediately available funds, without set-off, counterclaim or other defence and in accordance with Sections 3.2, 4.3 and 4.4 of the Credit Agreement, free and clear of and without deduction for any Non-Excluded Taxes, such Grantor hereby agreeing to comply with and be bound by the provisions of Sections 3.2, 4.3 and 4.4 of the Credit Agreement in respect of all payments and application of such payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this document by this reference as if set forth herein; provided, that references to the “Borrower” in such Sections shall be deemed to be references to such Grantor, and references to “this Agreement” in such Sections shall be deemed to be references to this document; and

(b)	if no date for payment is specified in this document, on demand by the Secured Party.

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Exhibit 10.3

14.	Receipt of money and application

14.1.	Credit of received payment

A Grantor is only credited with a payment of Obligations from the date of actual receipt in cleared funds by the relevant Principal (whether received from the Grantor or a Receiver).

14.2.	Applying or appropriating money received

Subject to the Loan Documents, the Secured Party and any Principal may apply or appropriate all money received under this document (even if insufficient to discharge all of the Grantors’ obligations at that time) to reduce the Obligations in the order, and to satisfy any part of the Obligations, as the Secured Party and any Principal see fit (including as between principal, interest and other amounts owing to the Secured Party and any Principal and including so as to enable the Secured Party to preserve any purchase money security interest). An application or appropriation by the Secured Party and any Principal will override any appropriation made by a Grantor. For the purposes of section 14(6)(a) of the PPSA, this clause 14.2 constitutes the method of payment application agreed by the parties.

14.3.	Suspense account

(a)	The Secured Party and any Principal may credit money received in or towards satisfaction of the Obligations (including dividends received in any Liquidation) to a suspense account. The Secured Party and any Principal may keep the money in that account for as long as, and at whatever interest rate, the Secured Party and any Principal think fit. The Secured Party and any Principal may apply the money (including interest) to reduce the Obligations whenever the Secured Party and any Principal think fit.

(b)	If the Obligations have been paid in full in cash and the Commitment shall have terminated and the Secured Party and any Principal are satisfied that such payment or discharge is not liable to be set aside, avoided or reversed, then the balance standing to the credit of the suspense account and any accrued interest must be paid to or for the account of the Grantor and the Secured Party and any Principal will not have any further liability in relation to it.

14.4.	Surplus proceeds

If the Secured Party, a Principal, a Receiver or an Attorney (as the case may be) holds any surplus money after:

(a)	the Obligations have been paid in full in cash and the Commitment shall have terminated and the application of proceeds in accordance with clause 14.2; and

(b)	the making of all payments that the Secured Party, a Principal, Receiver or Attorney has the right or obligation to make under the Loan Documents or at law,

then:

(c)	no trust arises, or interest accrues, over that surplus money; and

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Exhibit 10.3

(d)	the Secured Party, Principal, Receiver or Attorney may pay that money to an account in the name of the Grantor with any bank in Australia or the United States and notify the Grantor that the Secured Party, Principal, Receiver or Attorney has done so, in which case each Principal, Receiver or Attorney will have no further liability in relation to that money.

14.5.	Payments after notice of subsequent Liens

(a)	Subject to clause 14.5(b), effective from the time at which the Secured Party receives actual or constructive notice of a subsequent Lien in respect of any Collateral to which the PPSA does not apply:

(i)	the Secured Party, Principal and the Grantor agree that for all purposes there is opened a new account in the name of the Grantor in the Secured Party’s and any Principal’s books;

(ii)	all payments made by the Grantor to the Secured Party and any Principal and alt accommodation and advances made by the Secured Party and any Principal to the Grantor, are to be credited or debited (as applicable) to that new account; and

(iii)	all payments credited to the new account must be applied first towards reduction of any debit balance in the new account, and then towards reduction of any other Obligations.

(b)	Clause 14.5(a) is subject to the Secured Parry’s and a Principal’s general rights of appropriation under clauses 14.1 and 14.2.

14.6.	Foreign currency amounts

If for any reason the Secured Party or a Principal receive or recover any amount under or in relation to this document in a currency other than USD (Foreign Currency Amount), the amount which the Secured Party and the Principal will be taken to have received or recovered for the purposes of the Loan Documents will be the USD amount to which the Secured Party could have converted the Foreign Currency Amount (in accordance with its normal procedures) at the time of the receipt or recovery, less the costs of the conversion.

15.	Statutory powers and notices

15.1.	Exclusion of PPSA provisions

To the extent the law permits:

(a)	for the purposes of sections 115(1) and 115(7) of the PPSA:

(i)	the Secured Patty and any Principal need not comply with sections 95, 118, 121(4), 125,130,132(3)(d) or 132(4); and

(ii)	sections 142 and 143 are excluded;

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Exhibit 10.3

(b)	for the purposes of section 115(7) of the PPSA, the Secured Party and any Principal need not comply with sections 132 and 137(3);

(c)	if the PPSA is amended after the date of this document to permit a Grantor and the Secured Party or a Principal to agree to not comply with or to exclude other provisions of the PPSA, the Secured Party and any Principal may notify the Grantor that any of these provisions is excluded, or that the Secured Party and any Principal need not comply with any of these provisions, as notified to the Grantor by the Secured Party and the Principal; and

(d)	each Grantor agrees not to exercise its rights to make any request of the Secured Party or any Principal under section 275 of the PPSA (but this does not limit the Grantor’s rights to request information other than under section 275), to authorise the disclosure of any information under that section or to waive any duty of confidence that would otherwise permit non-disclosure under that section.

15.2.	Exercise of rights by Secured Party

If the Secured Party exercises a Power in connection with this document or a Principal exercises a Power in connection with the US Guarantee, that exercise is taken not to be an exercise of a right, power or remedy under the PPSA unless the Secured Party or a Principal states otherwise at the time of exercise. However, this clause does not apply to a Power which can only be exercised under the PPSA.

15.3.	No notice required unless mandatory

(a)	To the extent the law permits, each Grantor waives:

(i)	its rights to receive any notice that is required by:

(A)	any provision of the PPSA (including a notice of a verification statement); or

(B)	any other law before a secured party or Receiver exercises a Power; and

(ii)	any time period that must otherwise lapse under any law before a secured party or Receiver exercises a Power,

(b)	If the law which requires a period of notice or a lapse of time cannot be excluded, but the law provides that the period of notice or lapse of time may be agreed, that period or lapse is one day or the minimum period the law allows to be agreed (whichever is the longer).

(c)	However, nothing in this clause prohibits the Secured Party, any Principal or any Receiver from giving a notice under the PPSA or any other law.

15.4.	Appointment of nominee for registration

For the purposes of section 153 of the PPSA, the Secured Party appoints each Grantor as its nominee, and authorises the Grantor to act on its behalf, in connection with a registration under the PPSA of any security interest in favour of the Grantor which is:

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Exhibit 10.3

(a)	evidenced or created by chattel paper or a Material Agreement;

(b)	perfected by registration under the PPSA; and

(c)	transferred to the Secured Patty under this document.

This authority ceases when the registration is transferred to the Secured Party.

15.5.	Other rights

Where the Secured Party or a Principal has Powers in addition to, or existing separately from, those in Chapter 4 of the PPSA, those Powers will continue to apply and are not limited or excluded (or otherwise adversely affected) by the PPSA. This is despite clause 15.1 or any other provision of a Loan Document.

16.	Assignment

16.1.	By Grantor

No Grantor may assign, transfer or otherwise deal with its rights, interests or obligations under this document without the Secured Party’s prior written consent.

16.2.	By Secured Party or Principal

Subject to the Loan Documents, the Secured Party and any Principal may assign, transfer, novate or otherwise deal with its rights, interests and obligations under this document without the consent of, or notice to, any Grantor, and may disclose to a proposed party to such assignment or dealing any information the Secured Party or any Principal consider appropriate about any Grantor, the Loan Documents and any transaction in connection with any of them.

16.3.	Change in collateral agent

Each Grantor agrees that:

(a)	the Secured Party may assign its rights and novate or otherwise transfer its obligations under this document to any replacement or successor collateral agent that is appointed in accordance with the US Pledge and Security Agreement (New Collateral Agent); and

(b)	if requested, it will enter in to a novation deed with the Secured Party and any New Collateral Agent in a form acceptable to the Secured Party and the New Collateral Agent.

16.4.	Assistance

Each Grantor agrees to do or execute anything reasonably requested by the Secured Party to effect an assignment, transfer, novation or other dealing under this clause 16.

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Exhibit 10.3

17.	Notices, demands and communications

All notices and other communications provided under this document shall be in writing or by facsimile and addressed, delivered or transmitted, if to a Grantor, the Secured Party or a Principal, to the applicable Person at its address or facsimile number specified in the ‘Details’ section of this document, or at such other address or facsimile number as may be designated by such patty in a notice to the other parties, and a copy of all notices shall be given by email at the email address for a party set forth therein, if any, or at such other email address as designated by such party to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

18.	Protection of third parties

18.1.	Receipt of Secured Party, Receiver or Attorney

A receipt given by a Principal (or its Authorised Representative), a Receiver or an Attorney for any money payable to it, or any asset receivable by it, relieves the person paying that money or delivering the asset from all liability to enquire as to the dealing with, or application of, that money or asset.

18.2.	Third parties need not enquire

A person dealing with a Principal, a Receiver or an Attorney is protected from any impropriety or irregularity of that dealing, and need not enquire whether:

(a)	any of them has been properly appointed or has executed or registered an instrument or exercised a Power properly or with authority; or

(b)	any Obligations have become due, a Loan Document is enforceable or a default (however described) has occurred under a Loan Document.

19.	Protection of Secured Party, Receiver and Attorney

19.1.	Notice, demand or lapse of time required by law

If a notice, demand or lapse of time is required by law before a Principal can exercise a Power, then for the purposes of this document;

(a)	that notice, demand or lapse of time is dispensed with to the extent allowed by that law; or

(b)	if not allowed to be dispensed with, but the period of notice, demand or lapse of time is allowed by that law to be shortened or fixed, it is shortened and fixed to one day.

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Exhibit 10.3

19.2.	Secured Party and Receiver not restricted

A Beneficiary or a Receiver need not:

(a)	exercise a Power, give a consent or make a decision under this document unless a Loan Document expressly provides otherwise; or

(b)	resort to a Lien or Power before resorting to any other of them.

19.3.	Secured Party, Receiver and Attorney not mortgagee in possession or liable

To the extent permitted by law, a Principal, a Receiver and any Attorney will:

(a)	not be, nor account or be liable as, mortgagee in possession due to exercise of a Power; or

(b)	not be liable to anyone for any Loss in relation to an exercise or attempted exercise of a Power, or a failure or delay in exercising a Power.

19.4.	Reinstating avoided transaction

(a)	Each Grantor agrees that if a payment or other transaction relating to the Obligations is void, voidable, unenforceable or defective for any reason or a related claim is upheld, conceded or settled (each an Avoidance), then even though the Secured Party or any Principal knew or should have known of the Avoidance:

(i)	each Power and each Grantor’s liability under each Loan Document will be what it would have been, and will continue, as if the payment or transaction the subject of the Avoidance had not occurred; and

(ii)	each Grantor will immediately execute and do anything required by the Secured

Party to restore the Secured Party to its position immediately before the Avoidance (including reinstating any Loan Document).

(b)	This clause 19.4 survives any termination or full or partial discharge or release of any Loan Document.

19.5.	Authorised Representatives and communications

Each Grantor irrevocably authorises a Principal to rely on a certificate by any person purporting to be its director or company secretary as to the identity and signatures of its Authorised Representatives, and to rely on any Notice or other document contemplated by any Loan

Document which bears the purported signature (whether given by facsimile or otherwise) of its Authorised Representative. Each Grantor warrants that those persons have been authorised to give notices and communications under or in connection with the Loan Documents.

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Exhibit 10.3

19.6.	Secured Party’s or Principal’s opinion

An opinion or view of the Secured Party or a Principal for the purposes of this document may be formed or held on its behalf by its Authorised Representative, its board of directors or by any other person it authorises to act on its behalf in relation to the Loan Documents.

20.	General provisions

20.1.	Consideration

Each Grantor acknowledges entering this document in return for the Secured Party and the other Principals entering into the Loan Documents, the transactions contemplated by those documents and other valuable consideration,

20.2.	Prompt performance

If a time is not specified for the performance by a Grantor of an obligation under this document, it must be performed promptly.

20.3.	Performance of Grantor’s obligations by Secured Party

The Secured Party may do anything which a Grantor fails to do as required by, or in accordance with, this document. This does not limit or exclude the Secured Party’s Powers in any way.

20.4.	Powers

Powers under the Loan Documents are cumulative and do not limit or exclude Powers under law. Full or partial exercise of a Power does not prevent a further exercise of that or any other Power. No failure or delay in exercising a Power operates as a waiver or representation. Unless expressly provided in a Loan Document, no Power or Loan Document merges in, limits or excludes any other Power, Loan Document or judgment which the Secured Party or a Receiver (or anyone claiming through it) may have or obtain.

20.5.	Consent and waivers

A consent or waiver by the Secured Party or a Receiver in relation to this document is effective only if in writing. If given subject to conditions, the consent or waiver only takes effect subject to compliance with those conditions to the Secured Party’s or Receiver’s satisfaction.

20.6.	Indemnities and reimbursement obligations

The Secured Party, a Principal or a Receiver need not incur an expense or make a payment before enforcing an indemnity or reimbursement obligation in a Loan Document Unless otherwise stated, each such indemnity or reimbursement obligation is separate and independent of each other obligation of the party giving it, is absolute, irrevocable, unconditional and payable on demand and continues despite any settlement of account, termination of any Loan Document or anything else.

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Exhibit 10.3

20.7.	Notices or demands as evidence

A notice or certificate from or demand by the Secured Party or a Principal stating that an Event of Default has occurred, or that a specified sum of money is owing or payable under a Loan Document or stating any other fact or determination relevant to the rights or obligations of the Secured Party, a Principal or a Grantor under a Loan Document, is taken to be correct unless proved incorrect.

20.8.	Law and legislation

To the extent permitted by law:

(a)	each Loan Document to which a Grantor is expressed to be a party prevails to the extent of inconsistency with any law; and

(b)	any present or future legislation operating to reduce a Grantor’s obligations under a Loan Document or the effectiveness of the Powers is excluded.

20.9.	Severability

A provision of this document that is illegal, invalid or unenforceable in a jurisdiction is ineffective in that jurisdiction to the extent of the illegality, invalidity or unenforceability. This does not affect the validity or enforceability of that provision in any other jurisdiction, nor the remainder of this document in any jurisdiction,

20.10.	Variation

A variation of this document must be in writing and signed by or on behalf of each party to it.

20.11.	Governing law - security agreement

This document is governed by the laws of New South Wales.

20.12.	Governing law-Lien

(a)	Subject to clause 20.12(b), each Lien created under this document is governed by the laws of New South Wales.

(b)	Clause 20.12(a) does not apply to the extent that a Lien is created under this document in any personal property described in section 237(2) of the PPSA, in which case the law determined by the PPSA will govern the Lien in that property.

20.13.	Jurisdiction

Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales (and any court of appeal) and waives any right to object to an action being brought in those courts, including on the basis of an inconvenient forum or those courts not having jurisdiction.

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Exhibit 10.3

20.14.	Service of process

Without preventing any other mode of service, any document in an action or process may be served on any party by being delivered to or left for that patty at its address for service of Notices under this document. Unilife Corporation appoints Unitract Syringe Pty Ltd as its agent to accept service of process under or in connection with this document, and Unitract Syringe Pty Ltd accepts the appointment. The appointment may not be revoked without the Secured Patty’s consent.

20.15.	Counterparts

This document may be executed in any number of counterparts. Each counterpart constitutes an original of this document, all of which together constitute one instrument. A party who has executed a counterpart of this document may exchange it with another party by faxing, or by emailing a pdf (portable document format) copy of, the executed counterpart to that other party, and if requested by that other party, will promptly deliver the original by hand or post. Failure to make that delivery will not affect the validity of this document.

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Exhibit 10.3

Schedule 1 – Parties

Part 1 – Grantors

Name	Unitract Syringe Pty Ltd
ACN	101 059 723
Notice details	250 Cross Farm Lane, York PA 17406 USA Facsimile:+1 717 384 3402 Attention: Director

Name	Unilife Medical Solutions Pty Limited
ACN	008 071 403
Notice details	250 Cross Farm Lane, York PA 17406 USA Facsimile:+1717 384 3402 Attention: Director

Name	Unilife Corporation, a Delaware corporation
ARBN	141 042 757
Notice details	250 Cross Farm Lane, York PA 17406 USA Facsimile: +1 717 384 3402 Attention: Director

Part 2 – Original Principals

Name	ROS Acquisition Offshore LP, a Cayman Islands exempted limited partnership
Notice details	C/O Walkers Corporate Services Limited Walker House, 87 Mary Street George Town, Grand Cayman KY 1-9005 Cayman Islands Attention: Neil Gray

with duplicate notice to:	OrbiMed Advisors LLC 601 Lexington Avenue, 54th Floor New York, NY 10022 Email: WesseIT@OrbiMed.com; RizzoM@OrbiMed.com Attention: Tadd Wessel and Matthew Rizzo

Name	Royalty Opportunities S.à.r.l, a Luxembourg société à responsabilité limitée
Notice details	C/O Walkers Corporate Services Limited Walker House, 87 Mary Street George Town, Grand Cayman KY 1-9005 Cayman Islands Attention: Neil Gray

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Exhibit 10.3

with duplicate notice to:	OrbiMed Advisors LLC 601 Lexington Avenue, 54th Floor New York, NY 10022 Email: WesselT@OrbiMed.com; RizzoM@OrbiMed.com Attention: Tadd Wessel and Matthew Rizzo

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Exhibit 10.3

Schedule 2 - Notice of Lien (account)

[Date]

To:	[Financial institution name) (you) [Financial institution address]

Copy to;	ROS Acquisition Offshore LP [secured party address]

Customer/depositor: [                    ] (we/us)

Account: [                    ] (Collection Account)

We have granted a general security deed (GSD) to ROS Acquisition Offshore LP (Secured Party) under which we have created a security interest in the Collection Account. Under the terms of the GSD, we must not operate or deal with the Collection Account in any way (including any fund transfer or withdrawal) without the Secured Parry’s prior written consent. Accordingly, unless you receive notice to the contrary from the Secured Party, you are directed to:

•	deal with the Collection Account and any balance only in accordance with the Secured Party’s instructions, and to not permit the Collection Account to be operated without those instructions

•	credit all interest and proceeds in relation to the Collection Account into the Collection Account.

Any notice or subsequent instructions given by the Secured Party under this notice must be authorised by no less than one authorised officer of the Secured Party. The authorised officer of the Secured Party for the Collection Account must be properly identified using your usual procedures before you can accept notifications or instructions from a particular authorised officer.

Notices to	[Financial institution name] must be sent to:

[insert address]

Facsimile: [insert facsimile]

Attention: [insert attention]

You are also directed to promptly give the Secured Party:

•	all information requested by the Secured Party from time to time in relation to the Collection Account (whether or not such information you may disclose to the Secured Party is deemed confidential) and any interest and proceeds credited or paid to the Collection Account

•	a copy of any notice you receive of any security interest (other than the security interest created under the GSD) granted in the Collection Account or any proceeds from the Collection Account.

You may rely on any notice and/or instructions reasonably believed by you to be genuine and correct and in the case of a notice and/or instruction purporting to be from the Secured Party, signed by one person who purport to be authorised officers of the Secured Party, We acknowledge and agree that you can rely

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Exhibit 10.3

on such notice and/or instructions and will not be held liable for acting in good faith on the notice and/or instruction to the extent that you and your officers have not been guilty of fraud, wilful misconduct or negligence.

You are not liable for any stamp duty that may arise out of this arrangement.

The acknowledgment will be your confirmation for the benefit of the Secured Party that:

1.	you will comply with the above directions and not pay money in the Collection Account to us or anyone else without the Secured Party’s consent;

2.	you waive any right of set-off or combination or any security interest to the extent it would affect the Collection Account;

3.	without limiting paragraph 2, you agree to, if requested by the Secured Party, subordinate in favour of the Secured Party, any security interest in the Collection Account that you have perfected by control to the security interest created under the GSD; and

4.	you have received no notice of any prior security interest granted in the Collection Account or any proceeds from the Collection Account.

Terms defined in the Personal Property Securities Act 2009 (Cth) have the same meaning when used in this notice.

Receipt and agreement confirmed:
Signed for and on behalf of [ ]	Signed for and on behalf of
[Financial institution name]

Title:
Receipt and agreement confirmed:
Date:

Signed for and on behalf of
ROS Acquisition Offshore LP

Title:

Date:

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Exhibit 10.3

Schedule 3 – Serial Numbered Property

Serial Numbered Property (including motor vehicle(s), aircraft, watercraft, design(s), patents), plant breeder’s right(s) and trade mark(s)) of each Grantor is set out in the following pages:

[table omitted]

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Exhibit 10.3

Schedule 4 - Relevant Marketable Securities

Shares:

Grantor (who holds shares in a Share Issuer)	CAN / ABN	Share Issuer	Relevant Marketable Securities
Unilife Corporation	ARBN 141 042 757	Unilife Medical Solutions Pty Limited (ACN 008 071403)	100% of the issued capital of the Shave Issuer, which as at the date of this document consists of 315,706,616 shares fully paid to A$63,141,323.20 value, together with all other shares in the Share Issuer legally or beneficially owned by a Grantor from time to time.

Unilife Medical Solutions Pty Limited	ACN 008 071 403	Unitract Syringe Pty Ltd (ACN 101 059 723)	100% of the issued capital of the Share Issuer, which as at the date of this document consists of 44,750,000 shares fully paid to A$0 value, together with all other shares in the Share Issuer legally or beneficially owned by a Grantor from time to time.

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Exhibit 10.3

Signing pages

EXECUTED as a deed.

Each attorney signing this document under a power of attorney certifies, by the attorney’s signature, that the attorney has no notice of the revocation of the power of attorney.

Grantors

Executed by Unilife Medical Solutions Pty Limited in accordance with Section 127 of the Corporations Act 2001

/s/ Alan Shortall	/s/ Ramin Mojdehbakhsh
Signature of director	Signature of director/company secretary (Please delete as applicable)

Alan Shortall	Ramin Mojdehbakhsh
Name of director (print)	Name of director/company secretary (print)

Executed by Unitract Syringe Pty Ltd in accordance with Section 127 of the Corporations Act 2001

/s/ Alan Shortall	/s/ Ramin Mojdehbakhsh
Signature of director	Signature of director/company secretary (Please delete as applicable)

Alan Shortall	Ramin Mojdehbakhsh
Name of director (print)	Name of director/company secretary (print)

UNILIFE CORPORATION

By:	/s/ Alan Shortall
Name: Alan Shortall
Title: Chairman and CEO

General security deed | page 49

Exhibit 10.3

Secured Party

ROS ACQUISITION OFFSHORE LP, as

“collateral agent” under the Loan Documents for

and on behalf of the Principals

By OrbiMed Advisors LLC,

its investment manager

By:	/s/ Sven Borho
Name: Sven Borho Title: Managing Member

Original Principals

ROS ACQUISITION OFFSHORE LP,

as Lender, for itself

By OrbiMed Advisors LLC,

its investment manager

By:	/s/ Sven Borho
Name: Sven Borho Title: Managing Member

ROYALTY OPPORTUNITIES S.À.R.L

By OrbiMed Advisors LLC,

its investment manager

By:	/s/ Sven Borho
Name: Sven Borho Title: Managing Member

General security deed | page 50